                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                    FORM 8-K


                                CURRENT  REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 20, 1998 (JANUARY 19, 1998)


                                   ITEQ, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                              0-27986                            41-1667001
      (STATE OF INCORPORATION)             (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)



                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  713/285-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.  OTHER EVENTS

         On December 16, 1997, ITEQ, Inc. (the "Company"), ITEQ Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("SubCorp"), and Matrix Service Company ("Matrix) executed a Plan and Agreement of Merger (the "Merger Agreement"), pursuant to which Matrix was to be merged with and into Sub Corp. On January 19, 1998, the Company and Matrix mutually agreed to terminate the Merger Agreement and issued a joint press release announcing the termination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

       EXHIBIT NO.                          EXHIBIT
       ----------                           -------

           99.1 Press Release of ITEQ, Inc. and Matrix Service Company dated January 19, 1998.




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                                 EXHIBIT INDEX


       EXHIBIT NO.                          EXHIBIT
       ----------                           -------

           99.1 Press Release of ITEQ, Inc. and Matrix Service Company dated January 19, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 1998

                                   ITEQ, INC.


                                         BY:  /S/ LAWRANCE W. MCAFEE
                                            -------------------------------
                                                  Lawrance W. Mcafee
                                             Executive Vice President And
                                                      Secretary





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